UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

BAKER HUGHES, A GE COMPANY	BAKER HUGHES, A GE COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2017, Baker Hughes, a GE company, LLC (“BHGE LLC,” “we” or “our”), a subsidiary of Baker Hughes, a GE company (“BHGE”), completed the previously announced private placement of $3,950,000,000 aggregate principal amount of its senior notes, consisting of $1,250,000,000 aggregate principal amount of its 2.773% senior notes due 2022 (the “2022 Notes”), $1,350,000,000 aggregate principal amount of its 3.337% senior notes due 2027 (the “2027 Notes”) and $1,350,000,000 aggregate principal amount of its 4.080% senior notes due 2047 (the “2047 Notes, and, together with the 2022 Notes and the 2027 Notes, the “Notes”). Baker Hughes Co-Obligor, Inc. (the “Co-Obligor” and, together with BHGE LLC, the “Issuers”) is a co-obligor of the Notes.

The Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States under Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

BHGE LLC intends to use the net proceeds from the offering of the Notes to: (1) purchase, pursuant to its previously announced tender offers for any and all of its or its subsidiaries’ outstanding 7.50% senior notes due 2018 and 6.00% senior notes due 2018 (together, the “2018 Notes”), the 2018 Notes that are validly tendered, (2) purchase up to $175 million in aggregate purchase price of its or its subsidiaries’ outstanding 8.550% debentures due 2024 and 6.875% notes due 2029 that are validly tendered, (3) redeem (or cause the applicable issuer to redeem) any remaining 2018 Notes not purchased in the tender offers in accordance with the relevant indentures, and (4) pay the related transaction fees and expenses.  BHGE LLC intends to use any remaining net proceeds from the offering of the Notes for general corporate purposes, which may include purchases of BHGE LLC’s common units from BHGE and General Electric Company in connection with the share repurchase authorization announced by BHGE on November 6, 2017.

The 2022 Notes will mature on December 15, 2022, the 2027 Notes will mature on December 15, 2027 and the 2047 Notes will mature on December 15, 2047, with interest payable on each series of Notes semi-annually on June 15 and December 15 of each year, beginning on June 15, 2018.

The Notes are senior unsecured obligations and rank equal in right of payment to all of the applicable Issuer’s existing and future senior indebtedness; senior in right of payment to any future subordinated indebtedness of the applicable Issuer; and effectively junior to the applicable Issuer’s future secured indebtedness, if any. The Notes are structurally subordinated to all existing and future indebtedness and all other obligations of the applicable Issuer’s subsidiaries.

BHGE LLC may redeem, at its option, all or part of the 2022 Notes at any time prior to November 15, 2022 (the date one month prior to their stated maturity), all or part of the 2027 Notes at any time prior to September 15, 2027 (the date three months prior to their stated maturity) and all or part of the 2047 Notes at any time prior to June 15, 2047 (the date six months prior to their stated maturity), each at the applicable make-whole redemption price plus accrued and unpaid interest to the date of redemption. BHGE LLC may redeem, at its option, all or part of the 2022 Notes on or after November 15, 2022, all or part of the 2027 Notes on or after September 15, 2027 and all or part of the 2047 Notes on or after June 15, 2047, each at the principal amount thereof plus accrued and unpaid interest to the date of redemption.

The terms of the Notes are governed by an Indenture dated as of October 28, 2008 (the “Base Indenture”), between Baker Hughes Incorporated (“BHI”) (as predecessor to BHGE LLC) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture dated as of July 3, 2017 (the “Second Supplemental Indenture”), among BHGE LLC, the Co-Obligor and the Trustee, as further amended and supplemented by the Third Supplemental Indenture, dated as of December 11, 2017, among BHGE LLC, the Co-Obligor and the Trustee (the “Third Supplemental Indenture”).

The Base Indenture was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.1 to BHI’s Current Report on Form 8-K on October 29, 2008 and is incorporated into this Item 1.01 by reference, the Second Supplemental Indenture was filed with the Commission as Exhibit 4.1 to BHGE LLC’s Current Report on Form 8-K12B on July 3, 2017 and is incorporated into this Item 1.01 by reference and the Third Supplemental Indenture, including the forms of the Notes, is filed herewith as Exhibit 4.3 and incorporated into this Item 1.01 by reference. The descriptions of the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture contained herein are qualified in their entirety by the full text of such exhibits.

Also on December 11, 2017, the Issuers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several initial purchasers, in connection with the Company’s private placement of the Notes.

Under the Registration Rights Agreement, the Issuers agreed to file a registration statement with the Commission with respect to an offer to exchange the Notes for substantially identical notes (except that the exchange notes will not contain terms with respect to transfer restrictions or payment of additional interest) that are registered under the Securities Act and the Issuers agreed to use their reasonable best efforts to cause the exchange offer registration statement to become effective and complete the exchange offer by December 11, 2018. The Issuers will be obligated to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time periods.

The Registration Rights Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On December 11, 2017, BHGE announced the expiration and results of cash tender offers by BHGE LLC for any and all of the 2018 Notes and the purchase of the 2018 Notes validly tendered in the tender offers. A copy of the related news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

In addition, on December 11, 2017, BHGE LLC and its wholly owned subsidiary Western Atlas Holdings LLC issued notices of redemption for any 2018 Notes not purchased in the tender offers for redemption on January 10, 2018 in accordance with the applicable indenture provisions.

This Current Report on Form 8-K does not constitute a notice of redemption for the 2018 Notes. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
Exhibit 4.1
Indenture, dated October 28, 2008, between Baker Hughes Incorporated (as predecessor to Baker Hughes, a GE company, LLC) and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Baker Hughes Incorporated’s Current Report on Form 8-K filed on October 29, 2008)

Exhibit 4.2
Second Supplemental Indenture, dated July 3, 2017, among Baker Hughes, a GE company, LLC, Baker Hughes Co-Obligor, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Baker Hughes, a GE company, LLC’s Current Report on Form 8-K12B filed on July 3, 2017)

Exhibit 4.3
Third Supplemental Indenture, dated December 11, 2017, among Baker Hughes, a GE company, LLC, Baker Hughes Co-Obligor, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the forms of 2.773% senior notes due 2022, 3.337% senior notes due 2027 and 4.080% senior notes due 2047)

Exhibit 10.1
Registration Rights Agreement, dated December 11, 2017, among Baker Hughes, a GE company, LLC, Baker Hughes Co-Obligor, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several initial purchasers

Exhibit 99.1	News Release dated December 11, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: December 12, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: December 12, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1
Indenture, dated October 28, 2008, between Baker Hughes Incorporated (as predecessor to Baker Hughes, a GE company, LLC) and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Baker Hughes Incorporated’s Current Report on Form 8-K filed on October 29, 2008)

Exhibit 4.2
Second Supplemental Indenture, dated July 3, 2017, among Baker Hughes, a GE company, LLC, Baker Hughes Co-Obligor, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Baker Hughes, a GE company, LLC’s Current Report on Form 8-K12B filed on July 3, 2017)

Exhibit 4.3
Third Supplemental Indenture, dated December 11, 2017, among Baker Hughes, a GE company, LLC, Baker Hughes Co-Obligor, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the forms of 2.773% senior notes due 2022, 3.337% senior notes due 2027 and 4.080% senior notes due 2047)

Exhibit 10.1
Registration Rights Agreement, dated December 11, 2017, among Baker Hughes, a GE company, LLC, Baker Hughes Co-Obligor, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several initial purchasers

Exhibit 99.1	News Release dated December 11, 2017